UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2017

Gilead Sciences, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-19731	94-3047598
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

333 Lakeside Drive, Foster City, California		94404
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-574-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Transition of Executive Chairman to Chairman of the Board of Directors

On December 14, 2017, Gilead Sciences, Inc., a Delaware corporation (the "Company"), announced that John C. Martin, Ph.D., the Company’s Executive Chairman, will transition from his position as Executive Chairman to Chairman of the Board of Directors effective March 9, 2018.

A copy of the Company’s press release is attached as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number Description
99.1 Press Release, issued by Gilead Sciences, Inc. on December 14, 2017.

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, issued by Gilead Sciences, Inc. on December 14, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gilead Sciences, Inc.

December 15, 2017	By:	/s/ Brett A. Pletcher

Name: Brett A. Pletcher
Title: EVP, General Counsel and Corporate Secretary

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